UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2020

GI DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55195	84-1621425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Congress Street

Boston, MA 02210

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 357-3300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Senior Secured Convertible Promissory Note and Related Note Purchase Agreement

Effective as of May 1, 2020, GI Dynamics, Inc. (the “Company”) entered into a Seventh Amendment to Senior Secured Convertible Promissory Note (the “Note Amendment”), by and between the Company, as borrower, and Crystal Amber Fund Limited, as holder (“Crystal Amber”), pursuant to which the Company and Crystal Amber amended the Senior Secured Convertible Promissory Note issued by the Company to Crystal Amber on June 15, 2017 and amended on December 31, 2018, March 29, 2019, April 30, 2019, June 30, 2019, August 21, 2019 and March 31, 2020, in the aggregate principal amount of US$5,000,000 (as so amended, the “Note”) by extending the maturity date (and associated final conversion date) of the Note from May 1, 2020 to May 15, 2020.

In addition, effective as of May 1, 2020, the Company entered into a Seventh Amendment to Note Purchase Agreement (the “NPA Amendment”) by and between the Company and Crystal Amber, which NPA Amendment amended the Note Purchase Agreement, dated as of June 15, 2017, as amended on December 31, 2018, March 29, 2019, April 30, 2019, June 30, 2019, August 21, 2019 and March 31, 2020, by and between the Company and Crystal Amber to provide for the amendment of the Note in the form of the Note Amendment.

The foregoing description of the Note Amendment and the NPA Amendment does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Note Amendment and the NPA Amendment, each of which will be included as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2020.

Item 8.01 Other Events.

On May 3, 2020 (May 4, 2020 Australian Eastern Standard Time), the Company issued a press release announcing the Note Amendment and other operational updates.

A copy of the press release is attached hereto as Exhibit 99.1. In accordance with Rule 135c of the Securities Act of 1933, as amended (the “Securities Act”), a copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K. Accordingly, this notice is not intended to and does not constitute an offer to sell nor a solicitation for an offer to purchase any securities of the Company.

The securities discussed in the press release have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Forward-Looking Statements

This Current Report on Form 8-K and the press release attached as Exhibit 99.1 may contain forward-looking statements. These statements are based on management’s current estimates and expectations of future events as of the date of the Current Report on Form 8-K and the press release, as applicable. Furthermore, the estimates are subject to several risks and uncertainties that could cause actual results to differ materially and adversely from those indicated in or implied by such forward-looking statements.

These risks and uncertainties include, but are not limited to, risks associated with the Company’s ability to continue to operate as a going concern; the ability of the Company, its critical vendors, and key regulatory agencies to resume operational capabilities subsequent to the removal of COVID-19 pandemic restrictions; the Company’s ability to continue to operate as a going concern; the Company’s ability to raise sufficient additional funds to continue operations, including the successful closing of the contemplated financing discussed in the press release, the related bridge loan and a delisting from the ASX, and to conduct the planned pivotal trial of EndoBarrier in the United States (STEP-1); the Company’s ability to execute STEP-1 under the FDA’s Investigational Device Exemption; the Company’s ability to enlist clinical trial sites and enroll patients in accordance with STEP-1; the risk that the FDA stops STEP-1 early as a result of the occurrence of certain safety events or does not approve an expansion of STEP-1; the Company’s ability to enroll patients in accordance with I-STEP; the Company’s ability to secure a CE Mark; the Company’s ability to maintain compliance with its obligations under its existing convertible note and warrant agreements executed with Crystal Amber, including its obligations to make payment on the Note that is now due on May 15, 2020 and its ability to restructure the terms of the Note with Crystal Amber if the Company is unable to raise sufficient funds to enable it to fully repay such convertible note when due; obtaining and maintaining regulatory approvals required to market and sell the Company’s products; the possibility that future clinical trials will not be successful or confirm earlier results; the timing and costs of clinical trials; the timing of regulatory submissions; the timing, receipt and maintenance of regulatory approvals; the timing and amount of other expenses; the timing and extent of third-party reimbursement; intellectual-property risk; risks related to excess inventory; risks related to assumptions regarding the size of the available market; the benefits of the Company’s products; product pricing; timing of product launches; future financial results; and other factors, including those described in the Company’s filings with the SEC.

Given these uncertainties, one should not place undue reliance on these forward-looking statements. The Company does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events or otherwise, unless it is required to do so by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of GI Dynamics, Inc. dated May 4, 2020 (Australian Eastern Standard Time)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GI DYNAMICS, INC.

Dated: May 4, 2020	/s/ Charles Carter
Charles Carter
Chief Financial Officer

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